Exhibit 10.63

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, WAIVER AND CONSENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, WAIVER AND CONSENT (this “Amendment”) is made as of March 19, 2012 by and among KEMET ELECTRONICS CORPORATION, a Delaware corporation (“U.S Borrower”), KEMET ELECTRONICS MARKETING (S) PTE LTD., a Singapore corporation (“Singapore Borrower” and, together with U.S. Borrower, collectively, “Borrowers”), the financial institutions party hereto as lenders (collectively, “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, Lenders and Agent have entered into a Loan and Security Agreement, dated as of September 30, 2010 (as amended, restated, renewed, extended, substituted, modified and otherwise supplemented from time to time, the “Loan Agreement”), and certain other Loan Documents (as defined in the Loan Agreement);

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend certain provisions of the Loan Agreement, and Agent and Lenders are willing to do so, subject to the terms and conditions set forth herein;

WHEREAS, Borrowers have advised Agent and Lenders that Parent desires to issue additional Senior Notes as described in an offering memorandum and offering memorandum supplement substantially in the form of Exhibit A hereto, subject to changes thereto as are reasonably acceptable to Agent (the “Offering Memorandum”), pursuant to which Parent shall issue up to $125,000,000 of Additional Notes (as defined in the Senior Notes Documents) (the “Transaction”), all as more fully set forth in the Offering Memorandum;

WHEREAS, Borrowers have requested that Agent and Lenders consent to and waive any provisions of the Loan Agreement that may prohibit or be violated by the Transaction;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   DEFINITIONS.

Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Loan Agreement.

SECTION 2.   ACKNOWLEDGMENTS.

2.1                               Acknowledgment of Obligations.  Each Borrower hereby acknowledges, confirms and agrees that as of March 19, 2012, U.S. Borrower is indebted to Agent and Lenders in respect of the Revolver Loans in the principal amount of $0, and Singapore Borrower is indebted to Agent and Lenders in respect of the Revolver Loans in the principal amount of $0.  All such amounts, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by each Borrower to Agent and Lenders, are unconditionally owing by such Borrower to Agent and Lenders in accordance with the terms of the Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.2                               Acknowledgment of Security Interests.  Each Borrower hereby acknowledges, confirms and agrees that Agent, for the benefit of Secured Parties, has and shall continue to have valid, enforceable and perfected first priority Liens, subject to Permitted Liens, upon and security interests in the Collateral of such Borrower heretofore granted to Agent, for the benefit of Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Agent, for the benefit of Secured Parties, and upon and in which Agent, for the benefit of Secured Parties, presently has perfected first priority Liens and security interests.

2.3                               Binding Effect of Documents.  Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of such Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such obligations, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of law or equity, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 3.   AMENDMENT.  Effective as of the date hereof:

3.1                               The definition of “Equipment Formula Amount” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Equipment Formula Amount: the lesser of (a) $6,000,000 and (b) 80% of the NOLV Percentage of the Value of Eligible Equipment.”

SECTION 4.   WAIVER AND CONSENT IN RESPECT OF THE SENIOR NOTES DOCUMENTS.

4.1                               Pursuant to Section 11.1(m) of the Loan Agreement, it shall be an Event of Default if Parent amends, supplements or otherwise modifies any of the Senior Notes Documents.  Accordingly, Borrowers and the other Obligors have requested that Agent and the Lenders waive the application of Section 11.1(m) of the Loan Agreement, to the extent applicable, and each other provision of the Loan Agreement and each other Loan Document that may prohibit or be violated by the Transaction and consent to the Transaction.

4.2                               Subject to the terms and conditions set forth herein, Agent and the Required Lenders hereby (i) waive the application of Section 11.1(m) of the Loan Agreement, to the extent applicable, and each other provision of the Loan Agreement and each other Loan Document that may prohibit or be violated by the Transaction and (ii) consent solely to permit the Transaction, in accordance with the terms of the Offering Memorandum.

SECTION 5.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Borrower hereby represents, warrants and covenants with and to Agent and Lenders as follows:

5.1                               Representations in Loan Documents.  Each of the representations and warranties made by or on behalf of such Borrower to Agent and Lenders in any of the Loan Documents was

true and correct in all material respects when made (except for those representations and warranties that were already qualified by concepts of materiality or by express thresholds, which representations and warranties shall be true and correct in all respects) and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by or on behalf of such Borrower on the date hereof and in this Amendment (other than such representations and warranties that relate solely to a specific prior date).

5.2                               Binding Effect of Documents.  This Amendment and the other Loan Documents have been duly executed and delivered to the Lender by such Borrower and are in full force and effect, as modified hereby.

5.3                               No Conflict, Etc.  The execution, delivery and performance of this Amendment by such Borrower will not violate or cause a default under any Applicable Law or Material Contract of such Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues, other than Permitted Liens.

5.4                               No Default or Event of Default.  No Default or Event of Default exists immediately prior to the execution of this Amendment and no Default or Event of Default will exist immediately after the execution of this Amendment and the other documents, instruments and agreements executed and delivered in connection herewith.

5.5                               Additional Events of Default.  Any misrepresentation by such Borrower, or any failure of such Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, herein or in any other document, instrument or agreement at any time executed and/or delivered by such Borrower with, to or in favor of Agent and/or Lenders shall, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, constitute an Event of Default hereunder, under the Loan Agreement and the other Loan Documents.

SECTION 6.   CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

The effectiveness of the terms and provisions of this Amendment shall be subject to the receipt by Agent of (a) this Amendment, in form and substance satisfactory to Agent in its sole discretion, duly authorized, executed and delivered by each Borrower, Lenders and Agent and (b) such other documents, instruments and agreements as Agent in its discretion deems reasonably necessary, all in form and substance satisfactory to Agent.

SECTION 7.   PROVISIONS OF GENERAL APPLICATION.

7.1                               Effect of this Amendment.  Except as modified pursuant hereto, and pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Any Loan Document amended hereby shall be read and construed with this Amendment as one agreement.

7.2                               Costs and Expenses.  Borrowers absolutely and unconditionally agree to pay to Agent, on demand by Agent at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Amendment are consummated: all reasonable fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection with the transactions contemplated hereby and all reasonable out-of-pocket expenses which shall at any time be incurred or sustained by Agent or its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

7.3                               No Third Party Beneficiaries.  The terms and provisions of this Amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

7.4                               Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

7.5                               Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.6                               Merger.  This Amendment sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

7.7                               Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

7.8                               Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

7.9                               Reviewed by Attorneys.  Each Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and each document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

7.10                        Governing Law; Consent to Jurisdiction and Venue.

(a)                                 THIS AMENDMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(b)                                 EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY HERETO, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

7.11                        Waivers.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY HERETO; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT ON WHICH A BORROWER MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING AGENT MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST AGENT OR ANY LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Borrower acknowledges that the foregoing waivers are a material inducement to Agent and Lenders entering into this Amendment and that Agent and Lenders are relying upon the foregoing in their dealings with Borrowers. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

7.12                        Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

KEMET ELECTRONICS CORPORATION

By:	/s/ Michael W. Boone

Name:	Michael W. Boone

Title:	Vice President and Treasurer

KEMET ELECTRONICS MARKETING (S) PTE LTD.

By:	/s/ How Kian Peng

Name:	How Kian Peng

Title:	Regional Controller, APAC

BANK OF AMERICA, N.A., as Agent and sole Lender

By:	/s/ Andrew A. Doherty

Name:	Andrew A. Doherty

Title:	Senior Vice President

Amendment No. 1, Waiver and Consent